UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway Lewisville, Texas		75056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 937-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	OFIX	NASDAQ

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2019, Orthofix Medical Inc. (the “Company” or “Orthofix”) issued a press release announcing, among other things, its financial results for the first quarter ended March 31, 2019.  A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

The information furnished in this Item 2.02, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

The information disclosed under Item 7.01 hereof is also responsive to this Item 2.02 and is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

The press release furnished as Exhibit 99.1 announced changes to the Company’s reportable business segments, effective March 31, 2019, to align with changes in how the Company manages its business, reviews operating performance and allocates resources.

As of the first quarter 2019, the Company began reporting results under two reportable segments: Global Spine and Global Extremities. Previously, operating results for the Global Spine reporting segment were reported as the Bone Growth Therapies, Spinal Implants, and Biologics segments. The Company began reporting its financial results under the new reportable segments with the filing of its Form 10-Q for the quarter ending March 31, 2019.

Two years of historical financial results for previously reported quarterly and annual periods for fiscal 2018 and 2017 have been recast reflecting the two new reportable segments and are provided in Exhibit 99.2.

Prior Reporting Segments	New Reporting Segments
Bone Growth Therapies	Global Spine
Spinal Implants	Global Extremities
Biologics
Orthofix Extremities

In addition to changing its reportable business segments, the Company changed its profitability measure for its reporting segments to earnings before interest income/expense, net; income tax expense; depreciation and amortization (“EBITDA”), which is a non-GAAP measure.

EBITDA is a measure used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. EBITDA should not be considered in isolation or as substitutes for net income, operating income (loss), or revenue determined in accordance with generally accepted accounting principles in the United States (“GAAP”). The non-GAAP financial measure and reconciliation thereof to the most directly comparable measures prepared in accordance with GAAP are included in the recast of historical financial results for changes to reportable business segments furnished as Exhibit 99.2 hereto.

The press release furnished as Exhibit 99.1 also provides an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

The information furnished in this Item 7.01, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 7.01 of this report.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

99.1Press Release, dated May 6, 2019.

99.2Orthofix recast of historical financial results for changes to reportable business segments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting Chief Legal and Administrative Officer

Date: May 6, 2019